UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 16, 2022

EVERCORE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street New York, New York 10055
(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	EVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Evercore Inc. (“Evercore”) held its annual meeting of stockholders on June 16, 2022.

(b) Stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected to serve as directors until the next Annual Meeting or until their successors are duly elected and qualified, based upon the following final tabulation of votes:

Roger C. Altman	For	35,201,867
	Withheld	331,045
	Broker non-votes	3,202,970

Richard I. Beattie	For	35,197,441
	Withheld	335,471
	Broker non-votes	3,202,970

Pamela G. Carlton	For	35,035,475
	Withheld	497,437
	Broker non-votes	3,202,970

Ellen V. Futter	For	34,963,015
	Withheld	569,897
	Broker non-votes	3,202,970

Gail B. Harris	For	34,246,781
	Withheld	1,286,131
	Broker non-votes	3,202,970

Robert B. Millard	For	34,350,033
	Withheld	1,182,879
	Broker non-votes	3,202,970

Willard J. Overlock, Jr.	For	35,002,818
	Withheld	530,094
	Broker non-votes	3,202,970

Sir Simon M. Robertson	For	34,671,215
	Withheld	861,697
	Broker non-votes	3,202,970

John S. Weinberg	For	34,128,933
	Withheld	1,403,979
	Broker non-votes	3,202,970

William J. Wheeler	For	34,973,443
	Withheld	559,469
	Broker non-votes	3,202,970

Sarah K. Williamson	For	35,006,022
	Withheld	526,890
	Broker non-votes	3,202,970

2. The non-binding, advisory vote to approve executive compensation of Evercore’s named executive officers (“say-on-pay”) was approved based upon the following final tabulation of votes:

For	32,569,339
Against	2,937,375
Abstain	26,198
Broker non-votes	3,202,970

3. The non-binding, advisory vote on the frequency of future say-on-pay votes received support for every one year as recommended in Proposal 3 based on the following final tabulation of votes:

One Year	34,288,509
Two Years	8,021
Three Years	1,220,695
Abstain	15,687
Broker non-votes	3,202,970

4. The Second Amended and Restated 2016 Evercore Inc. Stock Incentive Plan was approved based on the following final tabulation of votes:

For	23,404,287
Against	11,971,804
Abstain	156,821
Broker non-votes	3,202,970

5. The appointment of Deloitte & Touche LLP as Evercore’s independent registered public accounting firm for 2022 was ratified, based upon the following final tabulation of votes:

For	38,439,752
Against	285,818
Abstain	10,312
Broker non-votes	N/A

(c) Not applicable.

(d) Evercore’s Board of Directors considered the results of the vote on the frequency of future say-on-pay votes, and determined that Evercore will hold a say-on-pay vote on an annual basis. The Board will reevaluate this determination after the next non-binding advisory vote on the frequency of future say-on-pay votes.

Item 9.01	Submission of Matters to a Vote of Security Holders.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated 2016 Evercore Inc. Stock Incentive Plan (incorporated by reference from Annex B to Evercore’s definitive proxy statement filed on April 29, 2022).

99.1	Description of the Second Amended and Restated 2016 Evercore Inc. Stock Incentive Plan (incorporated by reference from section entitled “Proposal 4 – Approval of the Second Amended and Restated 2016 Evercore Inc. Stock Incentive Plan” in Evercore’s definitive proxy statement filed on April 29, 2022).

104	Cover Page Interactive Data is formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE INC.

By:	/s/ Jason Klurfeld
Name:	Jason Klurfeld
Title:	General Counsel

Dated: June 22, 2022